UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025 (May 14, 2025)

CELANESE CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 443-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CE	New York Stock Exchange
4.777% Senior Notes due 2026	CE /26A	New York Stock Exchange
2.125% Senior Notes due 2027	CE /27	New York Stock Exchange
0.625% Senior Notes due 2028	CE /28	New York Stock Exchange
5.337% Senior Notes due 2029	CE /29A	New York Stock Exchange
5.000% Senior Notes due 2031	CE /31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed under Item 5.07 of this Current Report on Form 8-K, on May 14, 2025, Celanese Corporation (the “Company”) held its 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) and the Company’s shareholders approved amendments to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to remove the supermajority voting requirements in the Charter and replace them with majority voting standards, and to adopt certain other “housekeeping” amendments to the Charter (collectively, the “Charter Amendments”). The Charter Amendments are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2025, in connection with the 2025 Annual Meeting (the “Proxy Statement”). In connection with implementing the Charter Amendments, on May 15, 2025, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment setting forth the Charter Amendments, a Certificate of Elimination eliminating all provisions relating to a previously redeemed class of Company preferred stock of which no shares were outstanding, and a Restated Certificate of Incorporation (the “Restated Certificate”) that restated and integrated the Charter (as amended through the filing of the Certificate of Amendment and the Certificate of Elimination referenced above). The Company’s Board of Directors (the “Board”) had previously approved the filing of each of these documents, and each was effective upon filing on May 15, 2025.

In connection with approving the Charter Amendments and recommending them to the Company’s shareholders for approval, and as disclosed in the Proxy Statement, the Board also approved conforming amendments to the Company’s Seventh Amended and Restated By-laws, as amended (the “By-laws Amendments”). The Board approved the By-laws Amendments contingent upon shareholder approval and implementation of the related Charter Amendments. Accordingly, the By-laws Amendments became effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware on May 15, 2025.

The foregoing description of the Charter Amendments, the Certificate of Elimination, the Restated Certificate and the By-laws Amendments is not complete and is qualified in its entirety by reference to the Certificate of Amendment, the Certificate of Elimination, the Restated Certificate, and the Amended and Restated By-laws, each dated May 15, 2025, which are filed as Exhibits 3.1, 3.2, 3.3 and 3.4 hereto, respectively.

Item 5.07	Submission of Matters to a Vote of Security Holders.

During the 2025 Annual Meeting, the Company’s shareholders were asked to consider and vote upon the following proposals: (1) election of thirteen directors to the Board to serve for a term that expires at the annual meeting of shareholders in 2026 and until their successors are duly elected and qualified or their earlier resignation or retirement; (2) ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2025; (3) an advisory vote to approve executive compensation; (4) approval of four Charter Amendments to: (4a) provide that the By-laws may be amended by majority vote; (4b) allow the Charter to be amended in the future by majority vote; (4c) allow the filling of open Board seats at statutorily required special meetings under the standard in the By-laws; and (4d) allow directors to be removed by majority vote; and (5) an advisory vote on a shareholder proposal requesting simple majority vote Charter and By-laws amendments.

As of the 2025 Annual Meeting record date of March 17, 2025, there were 111,754,189 shares of the Company’s Common Stock issued and outstanding and entitled to be voted at the 2025 Annual Meeting, if represented in person or by proxy at the 2025 Annual Meeting. A total of 100,831,777 shares were voted in person or by proxy (90.22% quorum). For each proposal, the shareholder voting results were as follows:

1.	Election of Directors. Each of the director nominees was elected to serve for a term which expires at the annual meeting of shareholders in 2026 by the votes set forth in the table below.

Nominee	Voted For	Voted Against	Abstain	Broker Non-Votes
Bruce E. Chinn	95,808,405	340,702	62,886	4,619,784
Edward G. Galante	93,716,220	2,471,334	24,439	4,619,784
Timothy Go	95,786,375	360,274	65,344	4,619,784
Kathryn M. Hill	95,585,901	564,375	61,717	4,619,784
David F. Hoffmeister	91,424,192	4,742,876	44,925	4,619,784
Dr. Jay V. Ihlenfeld	93,867,328	2,300,812	43,853	4,619,784
Deborah J. Kissire	92,610,858	3,492,517	108,618	4,619,784
Michael Koenig	95,628,123	522,114	61,756	4,619,784
Christopher J. Kuehn	95,810,658	336,777	64,558	4,619,784
Ganesh Moorthy	93,706,890	2,396,461	108,642	4,619,784
Scott A. Richardson	95,844,035	344,874	23,084	4,619,784
Kim K.W. Rucker	89,621,891	6,504,450	85,652	4,619,784
Scott M. Sutton	95,840,791	335,158	36,044	4,619,784

2.	Ratification of the Selection of Independent Registered Public Accounting Firm. The selection of KPMG LLP as the Company’s independent registered public accounting firm for 2025 was ratified by the shareholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain
98,120,949	2,691,048	19,780

3.	Advisory Vote to Approve Executive Compensation. Shareholders approved, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement, by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
95,176,785	993,998	41,210	4,619,784

Approval of Charter Amendments to:

4a.	Provide that the By-laws may be amended by majority vote. The Charter Amendment to provide that the By-laws may be amended by majority vote was approved by the shareholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
95,960,964	230,595	20,434	4,619,784

4b.	Allow the Charter to be amended in the future by majority vote. The Charter Amendment to allow the Charter to be amended in the future by majority vote was approved by the shareholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
95,952,318	238,075	21,600	4,619,784

4c.	Allow the filling of open Board seats at statutorily required special meetings under the standard in the By-laws. The Charter Amendment to allow the filling of open Board seats at statutorily required special meetings under the standard in the By-laws was approved by the shareholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
95,980,376	211,072	20,545	4,619,784

4d.	Allow directors to be removed by majority vote. The Charter Amendment to allow directors to be removed by majority vote was approved by the shareholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
96,033,389	159,424	19,180	4,619,784

5.	Advisory Vote on Shareholder Proposal Requesting Simple Majority Vote Charter and By-laws Amendments, if Properly Presented. Shareholders approved, on an advisory basis, the shareholder proposal requesting simple majority vote Charter and By-laws amendments by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
61,973,184	34,205,495	33,314	4,620,221

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of Celanese Corporation, effective May 15, 2025.

3.2	Certificate of Elimination of 4.25% Convertible Perpetual Preferred Stock of Celanese Corporation, effective May 15, 2025.

3.3	Restated Certificate of Incorporation of Celanese Corporation, effective May 15, 2025.

3.4	Amended and Restated By-laws of Celanese Corporation, effective May 15, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION

By:	/s/ ASHLEY B. DUFFIE
Name:	Ashley B. Duffie
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date:	May 15, 2025

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